SECOND AMENDMENT, dated as of January 16, 1996 (the "Amendment"), to the Credit Agreement, dated as of December 7, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms not otherwise defined herein shall be used herein as therein defined), among:

(i)  BORG-WARNER AUTOMOTIVE, INC., a Delaware corporation (the "Borrower");

(ii) the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders");

(iii) BANK OF MONTREAL, CREDIT LYONNAIS, CHICAGO AND CAYMAN ISLAND BRANCHES, THE INDUSTRIAL BANK OF JAPAN, LTD., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NATIONSBANK OF NORTH CAROLINA, N.A., THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, BANK OF AMERICA ILLINOIS, and THE FUJI BANK, LIMITED, as lead managers thereunder (the "Lead Managers");

(iv) CHEMICAL BANK, a New York banking corporation (the "Chemical"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotiabank"), as co-arrangers thereunder (in such capacity, the "Co-Arrangers");

(v) SCOTIABANK, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"); and

(vi) CHEMICAL, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                           W  I  T  N  E  S  S  E  T  H  :

          WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow for projections of the operating budget and cash flow budget of the Borrower and its Subsidiaries to be delivered no later than 90 days after the beginning of the Borrower's fiscal year;

          WHEREAS, the Borrower, the Administrative Agent and the Majority Lenders have agreed to so amend the Credit Agreement on the terms set forth below;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Amendment to Subsection 9.2 of the Credit Agreement. Subsection 9.2(c) of the Credit Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following paragraph (c):

               (c) as soon as available, but in any event no later than 90 days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries (the "Projections") for such fiscal year; provided, however, that the Borrower shall not be obligated to furnish any such Projections unless the board of directors of the Borrower has reviewed and approved them;

          2. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

          3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the "Amendment Effective Date") that the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Administrative Agent, and the Majority Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

          4. Scope. The Amendment is to be narrowly construed. Except as expressly amended and waived herein, all of the covenants and provisions of the Credit Agreement are and shall continue to be in full force and effect.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be dully executed and delivered as of the date first above written.

                                   BORG-WARNER AUTOMOTIVE, INC.

                                   By:  Borg-Warner Automotive, Inc.
                                   Title:

                                   CHEMICAL BANK, as Administrative Agent, as a
                                    Co-Arranger and as a Lender

                                   By:  Chemical Bank
                                   Title:

                                   THE BANK OF NOVA SCOTIA, as a Co-Arranger, as Documentation Agent and as a Lender

                                   By:  The Bank of Nova Scotia
                                   Title:

                                   BANK OF MONTREAL, as a Lead Manager and as a
                                    Lender

                                   By:  Bank of Montreal
                                   Title:

                                   CREDIT LYONNAIS, CHICAGO BRANCH, as a Lead
                                   Manager and as a Lender

                                   By:  Credit Lyonnais, Chicago Branch
                                   Title:

                                   CREDIT LYONNAIS, CAYMAN ISLAND BRANCH, as a
                                   Lead Manager and as a Lender

                                   By: Credit Lyonnais, Cayman Island Branch
                                   Title:

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a
                               Lead Manager and as a Lender

                                   By:  The Industrial Bank of Japan
                                   Title:

                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Lead Manager and as a Lender

                                   By:  The Long-Term Credit Bank of Japan
                                   Title:

                                   NATIONSBANK, N.A.,
                                   as a Lead Manager and as a Lender

                                   By:  Nationsbank
                                   Title:

                                   THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, as a Lead Manager and as a Lender

                                   By:  The Sumitomo Bank
                                   Title:

                                   BANK OF AMERICA ILLINOIS, as a Lead Manager and as a Lender

                                   By:  Bank of America Illinois
                                   Title:

                                   THE FUJI BANK, LIMITED, as a Lead Manager and as a Lender

                                   By: The Fuji Bank
                                   Title:

                                   THE BANK OF NEW YORK

                                   By:THE BANK OF NEW YORK
                                   Title:

                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By: THE FIRST NATIONAL BANK OF CHICAGO
                                   Title:

                                   MELLON BANK, N.A.

                                   By:MELLON BANK, N.A.
                                   Title:

                                   NATIONAL BANK OF DETROIT

                                   By: NATIONAL BANK OF DETROIT
                                   Title:

                                   TORONTO DOMINION (TEXAS), INC.

                                   By:TORONTO DOMINION (TEXAS), INC.
                                   Title:

                                   BANK OF HAWAII

                                   By:BANK OF HAWAII
                                   Title:

                                   BANK OF TOKYO, LTD., CHICAGO BRANCH

                                   By:BANK OF TOKYO, LTD., CHICAGO BRANCH
                                   Title:

                                   BARCLAYS BANK PLC

                                   By:BARCLAYS BANK PLC
                                   Title:




                                   CAISSE NATIONALE DE CREDIT AGRICOLE

                                   By:CAISSE NATIONALE DE CREDIT AGRICOLE
                                   Title:

                                   THE NORTHERN TRUST COMPANY

                                   By:THE NORTHERN TRUST COMPANY
                                   Title:

                                   THE SANWA BANK, LIMITED, CHICAGO BRANCH

                                   By:THE SANWA BANK, LIMITED, CHICAGO BRANCH
                                   Title:

                                       CONSENT


          Each of the undersigned Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                              BORG-WARNER AUTOMOTIVE DIVERSIFIED TRANSMISSION PRODUCTS CORPORATION

                              By:BORG-WARNER AUTOMOTIVE DIVERSIFIED TRANSMISSION
                                 PRODUCTS CORPORATION
                              Title:  Vice President

                              BORG-WARNER AUTOMOTIVE POWERTRAIN SYSTEMS
                                  CORPORATION

                              By:BORG-WARNER AUTOMOTIVE POWERTRAIN SYSTEMS
                                 CORPORATION
                              Title:  Vice President

                              BORG-WARNER AUTOMOTIVE JAPAN CORPORATION

                              By:BORG-WARNER AUTOMOTIVE JAPAN CORPORATION
                              Title:  Vice President

                              BORG-WARNER AUTOMOTIVE POWDERED METALS CORPORATION

                              By: BORG-WARNER AUTOMOTIVE POWDERED METALS
                                     CORPORATION
                              Title:  Vice President

                              BORG-WARNER AUTOMOTIVE AUTOMATIC TRANSMISSION
                               SYSTEMS CORPORATION

                              By: BORG-WARNER AUTOMOTIVE AUTOMATIC TRANSMISSION
                                   SYSTEMS CORPORATION
                              Title:  Vice President

                              BORG-WARNER AUTOMOTIVE CONTROL SYSTEMS CORPORATION

                              By:BORG-WARNER AUTOMOTIVE CONTROL SYSTEMS
                                 CORPORATION
                              Title:  Vice President

                              BORG-WARNER AUTOMOTIVE MORSE TEC CORPORATION

                              By:BORG-WARNER AUTOMOTIVE MORSE TEC CORPORATION
                              Title:  Vice President